[Image]      Scudder Balanced Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     January 1, 1997

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     1. What Are The Fund's Objectives?

     Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Fund also seeks long-term preservation of capital through a quality-oriented investment approach designed to reduce risk.

     2. What Does The Fund Invest In?

     The Fund invests in a diversified portfolio of equity and fixed-income securities issued by medium- to large-sized domestic companies with annual revenues or market capitalization of at least $600 million and which, in the opinion of the Fund's investment adviser, Scudder, Stevens & Clark, Inc., offer above-average potential for price appreciation. The Fund will, on occasion, adjust its mix of investments among equity securities, bonds and cash reserves. In reallocating investments, the Fund's adviser weighs the relative values of different asset classes and expectations for future returns. Shifts between stocks and fixed-income investments are expected to occur in generally small increments. Normally 50% to 75% of the Fund's assets will be invested in common stocks and other equity investments which include preferred stocks, warrants and securities convertible into common stocks. At least 65% of the value of the Fund's common stocks will be of issuers which qualify, at the time of purchase, for one of the three highest equity earnings and dividends ranking categories of Standard & Poor's (A+, A, or A-) or, if unrated, are judged to be of comparable quality by Scudder.

     To enhance income and stability, the Fund will normally invest 25% to 50% of its net assets in investment-grade fixed-income securities. At least 75% of the value of the Fund's debt securities will be high-grade: rated Aaa, Aa and A by Moody's Investors Service, Inc. or AAA, AA and A by S&P, or, if unrated, of equivalent quality as determined by the adviser. The Fund may invest in a broad range of corporate bonds and notes, convertible bonds and preferred and convertible preferred securities.

     The Fund may invest in foreign securities that are similar to its domestic holdings.

     3. What Are The Risks Of Investing In The Fund?

     The Fund is designed as a conservative long-term investment program that is intended, generally, to have less risk than a Fund investing exclusively in common stocks. Nonetheless, movements in the stock and bond markets will affect the Fund's share price, which is likely to vary from day to day. The value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the fund. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking a balance of growth and income, long-term preservation of capital and:

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risk of stock market investing.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Balanced Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended December 31, 1995, during which Scudder maintained the total annualized expenses of the Fund at not more than 1.00% of average daily net assets. Had Scudder not done so, total operating expenses would have amounted to 1.40%, including 0.70% for management fees. Scudder will continue this expense maintenance until April 30, 1997.

       Investment management fee (after waiver)           0.30%

       12b-1 fees                                         None

       Other expenses                                     0.70%
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       Total Fund operating expenses                      1.00%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $10            $32               $55               $122

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on January 4, 1993, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

      THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE
      BAR CHART TITLE:

                   Total returns for years ended December 31:

                             1994       -2.39%
                             1995       26.48
                             1996       11.54

     BAR CHART ENDS HERE

                     The Fund's Average Annual Total Return
                    for the period ended December 30, 1996

                            One Year          11.54%
                            Life of Fund       9.45%


     If the adviser had not maintained the Fund's expenses, average annual total return for the one year and life of Fund periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process.

     Lead Portfolio Manager Valerie F. Malter is responsible for the Fund's investment strategy and daily operation. Ms. Malter joined Scudder in 1995 and has 10 years of experience as an analyst covering a wide range of industries, and three years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. Bruce F. Beaty, Portfolio Manager, specializes in the quality growth discipline of equity investing. Prior to joining Scudder in 1991, Mr. Beaty spent 11 years in the securities brokerage business. Michael K. Shields, Portfolio Manager, joined the Fund in May 1995. Mr. Shields has been a portfolio manager on other equity funds at Scudder since joining the firm in 1992, and has 14 years of experience in finance and banking. Portfolio Manager William M. Hutchinson heads up the Fund's fixed-income investment strategy and security selection. Mr. Hutchinson, who has been with the Fund since its introduction and Scudder since 1986, has over 20 years of investment experience.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividend distributions in April, July, October and December. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time a shareholder has owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund


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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder